                                                               FILE NOS: 2-27330
                                                                        811-1539

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

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         Rule 0-11(a)(2) and identify the filing for which the offsetting fee
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

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                            NOTICE OF ANNUAL MEETING

                                                                  March 18, 1998

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") will be held at its offices at One Tower Square, Hartford, Connecticut, on Monday, April 27, 1998 at 9:00 a.m. for the following purposes:

          1. To approve an Investment Advisory Agreement between Account GIS and Travelers Asset Management International Corporation.

          2. To approve an Investment Sub-Advisory Agreement between Travelers Asset Management International Corporation and The Travelers Investment Management Company.

          3. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualified.

          4. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account GIS for the year ending December 31, 1998.

          5. To act on any and all other business as may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
               ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                          TO BE HELD ON APRIL 27, 1998

INTRODUCTION

     This is a proxy statement relating to The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS"). Account GIS is a managed separate account into which variable annuity contract owners ("Contract Owners") may allocate their purchase payments. This proxy statement is furnished in connection with the solicitation of proxies by the Board of Managers of Account GIS, on behalf of Account GIS, to be used at Account GIS's annual meeting of Contract Owners (the "Meeting"). The Meeting will be held on Monday, April 27, 1998 at 9:00 a.m. Eastern Time, at One Tower Square, Hartford, Connecticut 06183, for the purposes set forth in the Notice of Meeting. This proxy material is expected to be mailed to Contract Owners on or about March 18, 1998.

     The primary purposes of the Meeting are: (1) to permit the Contract Owners to consider a new Investment Advisory Agreement (described below) between Account GIS and Travelers Asset Management International Corporation ("TAMIC"), to take effect on May 1, 1998; and (2) to permit the Contract Owners to consider a new Investment Sub-Advisory Agreement (described below) between Account GIS and The Travelers Investment Management Company ("TIMCO"), to take effect on May 1, 1998. Contract Owners also will be asked to re-elect Account GIS's Managers and to ratify the selection of Coopers & Lybrand L.L.P. as independent auditors for Account GIS's current fiscal year.

     The Board of Managers recommends that you cast your vote:

     - FOR approval of the new Investment Advisory Agreement.

     - FOR approval of the new Investment Sub-Advisory Agreement.

     - FOR the re-election of the Managers of Account GIS.

     - FOR the ratification of the Cooper & Lybrand L.L.P. as independent auditors of Account GIS for the current fiscal year.

     Each of these proposals is described in more detail below, and in the attached Exhibits.

The Exhibits are important parts of this Proxy Statement; please consult them carefully as you review this Proxy Statement and evaluate the proposals.

VOTE BY PROXY

     A proxy card is enclosed for use in voting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account GIS's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received prior to the meeting and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the Investment Advisory Agreement, for the Investment Sub-Advisory Agreement, for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement, and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1998.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account GIS as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account GIS, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 20, 1998 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 45,310,340.673 units of Account GIS outstanding and entitled to be voted at the meeting. The number of full and fractional votes which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1998, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

     Approval of Proposals 1 and 2 requires the affirmative "vote of a majority of the outstanding voting securities" of Account GIS. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less.

     Approval of Proposals 3 and 4 requires the affirmative vote of the holders of a majority of the voting securities present at the Meeting in person or by proxy. For Proposals 3 and 4, a quorum is present to conduct business at the meeting if 20% of the voting securities of Account GIS are present at the meeting in person or by proxy.

     For all proposals, abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contract Owners abstain.

ANNUAL REPORT

     Account GIS's Annual Report containing financial statements for the fiscal year ended December 31, 1997, was mailed to Contract Owners of record as of December 31, 1997. Copies of the Annual Report and the most recent semi-annual report succeeding Account GIS's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 without charge, or by calling 1-800-842-9368.

1.  APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN ACCOUNT GIS AND TAMIC

INTRODUCTION

     Currently, TIMCO acts as investment adviser to Account GIS pursuant to an investment advisory agreement dated December 30, 1992 and amended May 1, 1994 (the "Existing Advisory Agreement"). Under the Existing Advisory Agreement, TIMCO is responsible for providing investment management services to Account GIS.

     Pursuant to a proposed internal restructuring plan (the "Restructuring"), Travelers Insurance would like to reorganize how investment advisory and management services are provided to portfolios for Travelers Insurance-sponsored variable annuity and variable life insurance contracts. Under the Restructuring, TAMIC will become the investment adviser to Account GIS, and TIMCO will become the Account's sub-adviser. Travelers Insurance believes that the Restructuring should over time permit the continued high quality investment management and provide for an overall higher quality of service for Account GIS. Based on information provided by management of TIMCO and TAMIC, the quality of investment management has resulted in Account GIS's performance ranking above the median of actively managed growth and income mutual funds that are used to fund variable insurance products, regardless of asset size, for eight of the past ten years.

     It is anticipated that a new investment advisory agreement ("Proposed Advisory Agreement") between Account GIS and TAMIC will be effective upon the consummation of the Restructuring. The terms of the Proposed Advisory Agreement that govern investment management services are substantially the same as the terms that govern investment management services in the Existing Advisory Agreement, except for the dates of execution and termination of the agreements, the identity of the investment adviser (currently, TIMCO; in the Proposed Advisory Agreement, TAMIC), the fee, and the contemplation of subadvisory services. Further, it is anticipated that TAMIC will enter into an investment sub-advisory agreement ("Proposed Sub-Advisory Agreement") with TIMCO for the provision of investment sub-advisory services.

     PROPOSALS 1 AND 2, WHICH EACH RELATE TO THE RESTRUCTURING, MUST BOTH BE APPROVED BY CONTRACT OWNERS IN ORDER FOR EITHER OF THESE PROPOSALS TO BE IMPLEMENTED. IN OTHER WORDS, CONTRACT OWNERS MUST APPROVE (I) THE PROPOSED ADVISORY AGREEMENT, AND (II) THE PROPOSED SUB-ADVISORY AGREEMENT, IN ORDER FOR THE RESTRUCTURING TO BE CONSUMMATED AND EACH OF THESE PROPOSALS TO BE IMPLEMENTED.

THE PROPOSAL

     At a special meeting of the Board of Managers held on February 27, 1998 ("February Meeting"), the Managers, including all Managers who are not "interested persons" of Account GIS (the "Disinterested Managers"), concluded that the Restructuring and the execution of the Proposed Advisory Agreement between Account GIS and TAMIC would be in the best interests of Account GIS and Contract Owners. The Board unanimously approved the Proposed Advisory Agreement, and recommended that it be submitted for approval of Contract Owners at the Meeting. A copy of the Proposed Advisory Agreement between Account GIS and TAMIC is attached as Exhibit A.

THE CURRENT INVESTMENT ADVISER AND CURRENT ADVISORY AGREEMENT

     TIMCO, a registered investment adviser located at One Tower Square, Hartford Connecticut, currently serves as investment adviser to Account GIS. TIMCO is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Travelers Group Inc., a financial services holding company. TIMCO also acts as investment adviser or sub-adviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for affiliated companies of Travelers Insurance.

     TIMCO has acted as investment adviser to Account GIS since 1967. The Existing Advisory Agreement and amendment thereto were last approved by a vote of Contract Owners at their annual meetings held on April 23, 1993 and April 22, 1994, respectively. The Existing Advisory Agreement approved by Contract Owners in 1993 related to a change in control of the investment adviser and the amendment in 1994 related to an increase in the advisory fee. The Board last approved the continuance of the Advisory Agreement at the January 28, 1997 Board of Managers meeting.

     The Existing Advisory Agreement provides that TIMCO, subject to the supervision of the Board of Managers, shall:

          a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account GIS, affecting the economy generally and individual companies or industries, the securities of which are included in Account GIS's portfolio or are under consideration for inclusion therein;

          b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account GIS;

          c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

          d. take such steps as are necessary to implement the investment program approved by the Board; and

          e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account GIS.

     As compensation for its services to Account GIS under the Existing Advisory Agreement, TIMCO receives an amount equivalent on an annual basis to .45% of the average daily assets of the Account. For the fiscal year ended December 31, 1997, the total advisory fees paid to TIMCO by Account GIS were $2,724,000.

     During Account GIS's last fiscal year, the Account paid brokerage commissions to affiliated broker-dealers in the amounts shown, which constituted the percentage of the Account's total brokerage commissions for the fiscal year shown:

                                           AGGREGATE AMOUNT         % OF AGGREGATE
                            TOTAL       OF COMMISSIONS PAID TO    COMMISSIONS PAID TO
       FUND NAME          COMMISSION   AFFILIATED BROKERS(1)(2)   AFFILIATED BROKERS
       ---------          ----------   ------------------------   -------------------
The Travelers Growth       $818,411            $22,730(1)                2.8%(1)
and Income Stock Account                       $71,521(2)                8.7%(2)

---------------
(1) Robinson Humphrey Company Inc.

(2) Smith Barney Inc.

THE RESTRUCTURING

     In an effort to ensure that investment advisory operations sponsored by Travelers Insurance are managed in a consistent fashion and with adequate resources, Travelers Insurance would like to reorganize the provision of investment management services for certain portfolios and managed separate accounts offered in its variable annuity and variable life insurance products. Travelers Insurance is beginning this restructuring with Account GIS at this time. Since 1996, new portfolios for Travelers Insurance-sponsored variable annuities and life insurance have been established with TAMIC serving as the adviser and certain other affiliated and non-affiliated advisers serving as the sub-adviser. Travelers Insurance proposed to the Managers of Account GIS that the Account adopt this structure.

     The adviser/sub-adviser structure permits TAMIC to supervise and evaluate investment sub-advisers with the objective of selecting sub-advisers with more depth of personnel and different styles of management. This type of business structure is used by a number of investment providers in today's marketplace and is consistent with maintaining a focused, well-qualified investment capability. In this framework, TAMIC has more flexibility and potentially more control over management, supervision, and administration of the sub-advisers to the account.

     This proposed Restructuring is the result of Travelers Insurance's recognition of the changing structure in the variable product annuity and life insurance products industry and changes in the mutual fund and investment management industry since Account GIS's inception in 1967. Travelers Insurance, through its indirect subsidiary TAMIC, would like to restructure its delivery of investment management services so that TAMIC would have the ultimate responsibility for overseeing the investment advice to funds, supporting the variable annuity and life insurance products sponsored by Travelers Insurance.

     Under the Restructuring, TAMIC will be obligated to perform the same investment management services to Account GIS that TIMCO currently performs, plus TAMIC will be obligated to supervise any sub-adviser to the Account. TAMIC will contract with TIMCO, as sub-adviser, to perform investment management services for Account GIS subject to the supervision of TAMIC and the Board of Managers.

     Consummation of the Restructuring would result in an "assignment" (as defined in the 1940 Act) of the Existing Advisory Agreement between Account GIS and TIMCO. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment.

     In anticipation of the Restructuring, and in order for TAMIC to serve as investment adviser to Account GIS after consummation of the Restructuring without interruption of advisory services, the Proposed Advisory Agreement between Account GIS and TAMIC must be approved (i) by a majority of Disinterested Managers and (ii) by the holders of a majority of the outstanding voting securities of Account GIS.

THE PROPOSED ADVISORY AGREEMENT

     The Board of Managers approved the Proposed Advisory Agreement between Account GIS and TAMIC at the February Meeting. Subject to Contract Owner approval, the Proposed Advisory Agreement will take effect on May 1, 1998.

     The form of the Proposed Advisory Agreement is the same in all material respects as the Existing Advisory Agreement except for (i) the dates of execution and termination, (ii) the identity of the investment adviser, (iii) the fees, and (iv) the contemplation of sub-advisory services. TAMIC will be responsible for its own costs and expenses in providing advisory services to Account GIS under the Proposed Advisory Agreement, and also will be responsible for paying any fees for sub-advisory services.

     TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. TAMIC currently manages assets over $4.9 billion. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a direct wholly-owned subsidiary of Travelers Insurance, and an indirect wholly-owned subsidiary of Travelers Group Inc. TAMIC acts as investment adviser or sub-adviser for other investment companies used to fund variable products, as well as for individual and pooled pension and profit-sharing accounts, and for domestic insurance companies affiliated with The Travelers Insurance Company and nonaffiliated insurance companies. Attached Exhibit B lists the other investment companies with similar investment objectives to those of Account GIS for which TAMIC provides advisory services, the size of the investment company, and the fee TAMIC receives for its services.

     The principal executive officers and directors of TAMIC are set forth in the following table along with their addresses and principal occupations, as well as their respective positions with registered investment companies for which TAMIC currently acts as investment adviser.

   NAME AND ADDRESS      POSITION WITH TRAVELERS    POSITION WITH
OF PRINCIPAL EXECUTIVE      ASSET MANAGEMENT       OTHER INVESTMENT
OFFICERS AND DIRECTORS  INTERNATIONAL CORPORATION    COMPANIES(2)      PRINCIPAL OCCUPATION
----------------------  -------------------------  ----------------    --------------------
Marc P. Weill           Director and Chairman                        Senior Vice President,
                                                                     Chief Investment Officer
                                                                     Travelers Insurance
David A. Tyson          Director, President and                      Senior Vice President
                        Chief Investment Officer                     Travelers Insurance
F. Denney Voss          Director and Senior Vice                     Senior Vice President
                        President                                    Travelers Insurance

   NAME AND ADDRESS      POSITION WITH TRAVELERS    POSITION WITH
OF PRINCIPAL EXECUTIVE      ASSET MANAGEMENT       OTHER INVESTMENT
OFFICERS AND DIRECTORS  INTERNATIONAL CORPORATION    COMPANIES(2)      PRINCIPAL OCCUPATION
----------------------  -------------------------  ----------------    --------------------
Joseph P. Rueli         Director, SVP, and Chief                     Vice President
                        Financial Officer                            Travelers Insurance
John R. Britt           Director and Corporate                       Assistant Secretary
                        Secretary                                    Travelers Insurance

---------------

(1) The address for all of the named persons is The Travelers Insurance Company, One Tower Square, Hartford, Connecticut.

(2) Investment companies currently managed by TAMIC: The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Bond Account for Variable Annuities; Cash Income Trust; High Yield Bond Trust; Managed Assets Trust, the U.S. Government Securities portfolio and three separate series of the Zero Coupon Bond Fund Portfolio (Series 1998, 2000 and 2005), MFS Emerging Growth Portfolio, MFS Research Portfolio, MFS Mid Cap Growth Portfolio, Lazard International Stock Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Equity Income Portfolio and the Travelers Quality Bond Portfolio of The Travelers Series Trust.

     It is anticipated that TAMIC's becoming the investment adviser should not effect the quality of management services provided to Account GIS and Contract Owners, and that TAMIC will exercise effective supervision and evaluation of contemplated services (see below). Personnel of TIMCO who perform investment management services for Account GIS pursuant to the Existing Advisory Agreement will continue to do so under the Proposed Sub-Advisory Agreement. No change in the level, quality, or quantity of such services to be performed by TIMCO is contemplated. As discussed below, however, the investment advisory fees paid to the adviser will increase.

     Under the current investment advisory agreement, TIMCO receives an amount equivalent on annual basis to .45% of the average daily net assets of Account GIS. The Proposed Advisory Agreement would change the advisory fee as follows:

    ANNUAL                             AGGREGATE
  MANAGEMENT                        NET ASSET VALUE
     FEE                             OF THE ACCOUNT
  ----------                        ---------------
    0.65%        of the first     $  500,000,000, plus
    0.55%        of the next      $  500,000,000, plus
    0.50%        of the next      $  500,000,000, plus
    0.45%        of the next      $  500,000,000, plus
    0.40%        of amounts over  $2,000,000,000

The advisory fees would be deducted on each valuation date. The net assets under management for Account GIS as of December 31, 1997 were $670.9 million.

     Pro forma expense information for Account GIS (post-Restructuring) is as follows.

     THE INFORMATION IN THE TABLES BELOW IS ESTIMATED BASED ON ACTUAL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 FOR THE UNIVERSAL ANNUITY.

                      DOLLAR AMOUNT OF ADVISORY FEES PAID
                     (FISCAL YEAR ENDED DECEMBER 31, 1997)

                                        EXISTING             AMENDED
                                        ADVISORY             ADVISORY
                                       AGREEMENT            AGREEMENT
                                       ---------            ---------
Amount of Fees Paid (Existing) or
  that Would Have Been Paid
  (Proposed)                           $2,724,400       $3,807,000
Percentage Difference from Amount
  Paid Under Existing Agreement               N/A       39.8% increase

                             COMPARATIVE FEE TABLE

                                           EXISTING FEE           NEW FEES
                                           ------------           --------
Contract Owner Expenses
     Deferred Sales Load
       (as a percentage of
       purchase payments)                       5.00%                5.00%
Semi-Annual Contract Fee                      $15.00               $15.00

                         ANNUAL FUND OPERATING EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                      EXISTING FEE           NEW FEE
                                      ------------           -------
Management Fee                            0.45%                0.62%
Mortality and Expense Risk                1.25%                1.25%
                                          ----                 ----
Total Expenses                            1.70%                1.87%

EXAMPLE

     The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return, and (2) redemption at the end of each time period:

                                         1 YEAR       3 YEARS       5 YEARS       10 YEARS
                                         ------       -------       -------       --------
Existing Fee                              $69          $109          $151           $219
Proposed Fee                              $70          $113          $159           $234

     The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of Account GIS. The example above should not be considered a representation of past or future expenses of Account GIS. Actual expenses may be higher or lower than those shown above.

                                   *   *   *

     The Proposed Advisory Agreement also includes a provision contemplating that TAMIC will engage a sub-adviser. Specifically, paragraph 3 of the Proposed Advisory Agreement provides "TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement."

     In evaluating the Proposed Advisory Agreement, the Board of Managers considered the skills and capabilities of TAMIC to provide investment management and supervision services to the Account. The Board reviewed written materials relating to the Proposed Advisory Agreement in advance of the February Meeting. These materials described, among other things, TAMIC senior personnel, portfolio managers, analysts, its method of operation, investment philosophy, performance record, compliance history, and financial condition. Further, representatives from TAMIC met with the Board at the February Meeting, at which time such representatives described the resources available to TAMIC to secure quality investment research, investment advice, and sub-adviser supervisory services, and answered questions asked of them by the Board.

     The Board of Managers took into account that the Proposed Advisory Agreement is substantially the same as the Existing Advisory Agreement except for (i) the dates of execution and termination (ii) the identity of the investment adviser, (iii) the fees, and (iv) the contemplation of sub-advisory services.

     The Board of Managers also analyzed a number of factors in examining the basis for the proposed increase in the advisory fees charged by TAMIC to Account GIS. First, the Board noted that based on comparative information furnished by TAMIC management, the current advisory fee is significantly below the median of advisory fees charged to actively managed variable growth and income mutual funds used to fund variable insurance products ("underlying funds") that are comparable in net asset size to Account GIS. The Board also noted that the Company would continue to pay the Account's other expenses, and that even with the proposed increase in advisory fees charged to Account GIS, Account GIS's actual total expenses would approximate the median actual total expenses of such similar variable growth and income underlying funds.

     Second, the Board of Managers analyzed the structure of the fees under the Proposed Advisory Agreement. Unlike the fees under the Existing Advisory Agreement, the proposed advisory fee will have breakpoints. This means that as the average net assets of Account GIS increase, the fee rates charged by TAMIC will decrease. Thus, TAMIC will pass along the economies of scale it recognizes from handling a greater pool of assets. Because of such fee breakpoints, the Board noted that if the average net assets of Account GIS were sufficiently large (i.e., over $2 billion), the advisory fees charged to the Account on assets over $2 billion would be lower under the Proposed Advisory Agreement than under the Existing Advisory Agreement.

     Third, the Board of Managers considered the expected profitability to Travelers Insurance, which is the indirect parent of TAMIC, of TAMIC providing investment management and supervision services to Account GIS. The Board was informed by TAMIC and TIMCO management that the level of profitability under the Existing Advisory Agreement for Travelers Insurance was significantly below the expected profitability for Travelers Insurance for new mutual fund portfolios recently offered in its variable annuity products by Travelers Insurance. In addition, TAMIC represented to the Board that the expected level of profit under the Proposed Advisory Agreement would be consistent with the profits TAMIC and TIMCO are expected to receive from other funds sponsored by the Company.

     Finally, the Board considered the financial resources of TAMIC and the personnel who would be providing services to Account GIS. The Board reviewed TAMIC's financial statements, and also noted that TAMIC, with over $4.9 billion of assets under management, has more assets under management than TIMCO, which has approximately $2.0 billion of assets under management. The Board of Managers also considered the fee in light of the fact that senior management of TAMIC would perform services for Account GIS. The Board viewed certain incentives provided to such members of senior management, and the anticipated retention of such members and of other key employees of TAMIC as important in providing Account GIS with high level investment management and supervision services.

     After consideration of the above factors, and such other factors and information that the Managers deemed relevant, the Managers, including the Disinterested Managers, unanimously approved the Proposed Advisory Agreement and voted to recommend its approval to the Contract Owners.

     In the event that Contract Owners do not approve the Proposed Advisory Agreement, the Restructuring would not be consummated, and TIMCO would continue to serve as investment adviser for Account GIS under the terms of the Existing Advisory Agreement.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposed Advisory Agreement between Account GIS and TAMIC.

2.  APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN TAMIC AND TIMCO

THE PROPOSAL

     In anticipation of the Restructuring, the Proposed Sub-Advisory Agreement between TAMIC and TIMCO must be approved (i) by the Managers of Account GIS, including the Disinterested Managers, and (ii) the holders of a majority of the outstanding voting securities of the Account GIS. The Board of Managers approved the Proposed Sub-Advisory Agreement between TAMIC and TIMCO at its February Meeting. The Proposed Sub-Advisory Agreement will take effect on May 1, 1998, if approved by a majority of Contract Owners.

THE PROPOSED SUB-ADVISER AND THE PROPOSED SUB-ADVISORY AGREEMENT

     TIMCO is a registered investment adviser which has provided investment advisory services since its incorporation in 1967. TIMCO currently manages assets of over $2 billion, and is the current investment adviser to Account GIS. Its principal offices are located at One Tower Square Hartford, Connecticut and it is a wholly owned subsidiary of Salomon Smith Barney Holdings, Inc., which is a wholly owned subsidiary of Travelers Group Inc.

     The principal executive officers and directors of TIMCO are set forth in the following table along with their addresses and principal occupations, as well as their respective positions with registered investment companies for which TIMCO currently acts as investment adviser.

    NAME AND ADDRESS           POSITION WITH         POSITION WITH
 OF PRINCIPAL EXECUTIVE   THE TRAVELER INVESTMENT   OTHER INVESTMENT
OFFICER AND DIRECTORS(1)    MANAGEMENT COMPANY        COMPANIES(2)     PRINCIPAL OCCUPATION
------------------------  -----------------------   ----------------   --------------------
Thomas W. Jones(2)        Director and Chairman                        Vice Chairman
                                                                       Travelers Group Inc.
Heath B. McLendon(2)      Director                 Chairman, Board of  Managing Director
                                                   Managers/Trustees   Smith Barney Inc.
Virgil H. Cumming(2)      Director                                     Managing Director
                                                                       Smith Barney Inc.
Sandip A. Bhagat(3)       Director, President and                      President and Chief
                          Chief Executive Officer                      Executive Officer
                                                                       TIMCO
Michael F. Rosenbaum(2)   Corporate Secretary                          General Counsel to
                                                                       Asset Management
                                                                       Smith Barney Inc.

---------------
(1) Investment companies currently managed by TIMCO: The Travelers Growth and Income Stock Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities; Managed Assets Trust; Travelers Series Trust -- Disciplined Mid Cap Stock Portfolio. TIMCO also manages other investment companies for Salomon Smith Barney.

(2) The address for the above-named persons is 388 Greenwich Street, New York, New York.

(3) The address for the above-named person is The Travelers Investment Management Company, One Tower Square, Hartford, Connecticut.

Attached Exhibit C contains information regarding the size of each investment company (or series thereof) that is advised or sub-advised by TIMCO and which has an investment objective similar to that of Account GIS, and the advisory fee rate paid by such investment company.

     Pursuant to the Proposed Sub-Advisory Agreement, which is attached as Exhibit D, Account GIS's proposed investment adviser, TAMIC, will contract with TIMCO for sub-advisory services. Under the Proposed Sub-Advisory Agreement, TIMCO is authorized to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in Account GIS; (b) manage Account GIS's assets in accordance with Account GIS's investment objective(s) and policies as stated in the Account's prospectus and statement of additional information; (c) make investment decisions for Account GIS; (d) place purchase and sale orders for portfolio transactions on behalf of Account GIS and manage otherwise uninvested cash assets of Account GIS; (e) price such portfolio securities as TAMIC and TIMCO shall mutually agree upon from time to time; (f) execute account documentation, agreements, contracts and other documents as TIMCO shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of Account GIS (in such respect, and only for this limited purpose, TIMCO shall act as TAMIC's and Account GIS's agent and attorney-in-fact); (g) employ professional portfolio managers and securities analysts who provide research services to Account GIS; and (h) regularly report to TAMIC and to the Board of Managers with respect to its sub-advisory activities. In addition, TIMCO will execute trades, and in general take such action as is appropriate to effectively manage Account GIS's investment practices and provide investment advisory assistance and portfolio management advice to TAMIC for Account GIS.

     TIMCO will be paid by TAMIC for its investment sub-advisory services to Account GIS. For its services, TAMIC will pay TIMCO a fee equivalent on an annual basis the following:

    ANNUAL                             AGGREGATE
 SUB-ADVISORY                       NET ASSET VALUE
     FEE                             OF THE ACCOUNT
--------------                    --------------------
  0.45%          of the first     $ 700,000,000, plus
  0.275%         of the next      $ 300,000,000, plus
  0.25%          of the next      $ 500,000,000 plus
  0.225%         of the next      $ 500,000,000 plus
  0.20%          of amounts over  $2,000,000,000

     Under its terms, the Proposed Sub-Advisory Agreement will continue in effect until May 1, 2000, and from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Managers of the Account GIS, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Managers of the Account GIS or the affirmative vote of a majority of the outstanding voting securities of Account GIS. The Proposed Sub-Advisory Agreement may be terminated at any time, without penalty, by the Managers of the Account GIS or by vote of at least a majority of the outstanding voting securities of Account GIS on 60 days' written notice to TIMCO, or by TIMCO if it gives 60 days' written notice to TAMIC. In addition, the Proposed Sub-Advisory Agreement terminates automatically upon its assignment.

     In evaluating the Proposed Sub-Advisory Agreement, the Board of Managers considered the terms of the Restructuring and the ability of TIMCO to provide sub-advisory services. The Board of Managers received written materials relating to the Proposed Sub-Advisory Agreement in advance of the February Meeting, and had the opportunity to ask questions and request further information in connection with such consideration. The materials described among other things TIMCO senior personnel, portfolio managers, analysts, its method of operation, investment philosophy, performance record, compliance history and financial condition. Representatives of TIMCO met with the Board of Managers at the February Meeting, discussed the materials, and responded to questions.

     Further, noting their favorable experience in overseeing, on an ongoing basis, the nature and quality and extent of TIMCO's services to Account GIS, the Board considered, among other factors: (1) the representations by TIMCO that no material change in the current management or facilities available to the Account will occur; (2) the necessity of maintaining and enhancing TIMCO's ability to retain and attract capable personnel to serve Account GIS; (3) TIMCO's expenditures in enhancing its research and trading capabilities for Account GIS; (4) the investment record of TIMCO in managing Account GIS and other investment companies for which it acts as investment adviser or sub-adviser; (5) TIMCO's and its affiliates overall profitability; (6) data such as investment performance, advisory fees, and expense ratios of other investment companies not advised by TIMCO but believed to be generally comparable to Account GIS; (7) current and developing conditions in the financial services industry, including the entry into the industry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial sums of engage personnel and to provide services to competing investment companies; and
(8) the financial resources of TIMCO. In particular, the Board considered that, based on comparative information furnished by management of TIMCO, Account GIS's performance has ranked above the median of actively managed growth and income mutual funds that are used to fund variable insurance products, regardless of asset size, for eight of the past ten years.

     Based on its review, the Board concluded that the Proposed Sub-Advisory Agreement is in the best interests of Account GIS and Contract Owners. Accordingly, after consideration of the above factors, and such other factors and information that the Managers deemed relevant, the Mangers, including the Disinterested Managers, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend its approval to the Contract Owners.

     In the event that Contract Owners do not approve the Proposed Sub-Advisory Agreement, the Restructuring would not be consummated, and TIMCO would continue to serve as investment adviser pursuant to the terms of the Existing Advisory Agreement.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers for Account GIS recommends approval of the Proposed Sub-Advisory Agreement between TAMIC and TIMCO.

3.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 30, 1998.

      NOMINEE FOR                                                                 OWNED
         MEMBER                           PRINCIPAL OCCUPATION                  12/31/97
------------------------  ----------------------------------------------------  ---------
Heath B. McLendon*        Managing Director (1993-present), Smith Barney Inc.     None
Age 64                    ("Smith Barney"); Chairman (1993-present), Smith
Member Since 1995         Barney Strategy Advisors, Inc.; President and
                          Director (1994-present), Mutual Management Corp.;
                          Director and President (1996-present) of Travelers
                          Investment Advisers; Chairman and Director of
                          forty-two investment companies associated with Smith
                          Barney; Chairman, Board of Trustees, Drew
                          University; Advisory Director, First Empire State
                          Corporation; Chairman, Board of Managers, seven
                          Variable Annuity Separate Accounts of The Travelers
                          Insurance Company+; chairman, Board of Trustees,
                          five Mutual Funds sponsored by The Travelers
                          insurance Company++; prior to July 1993, Senior
                          Executive Vice President of Shearson Lehman Brothers
                          Inc.; Vice Chairman of Shearson Asset Management;
                          Director PanAgora Asset Management, Inc. and
                          PanAgora Asset Management Limited.
Knight Edwards            Of Counsel (1998-present), Partner (1956-1988),         None
Age 74                    Edwards & Angell, Attorneys; Member, Advisory Board
Member Since 1969         (1973-1994), thirty-one mutual funds sponsored by
                          Keystone Group, Inc.; Member, Board of Managers,
                          seven Variable Annuity Separate Accounts of The
                          Travelers Insurance Company+; Trustee, five Mutual
                          Funds sponsored by The Travelers Insurance
                          Company++.

      NOMINEE FOR                                                                 OWNED
         MEMBER                           PRINCIPAL OCCUPATION                  12/31/97
------------------------  ----------------------------------------------------  ---------
Robert E. McGill, III     Retired manufacturing executive. Director               None
Age 66                    (1983-1995), Executive Vice president (1989-1994)
Member Since 1974         and Senior Vice President, Finance and
                          Administration (1983-1989), The Dexter Corporation
                          (manufacturer of specialty chemicals and materials);
                          Vice Chairman (1990-1992), Director (1983-1995),
                          Life Technologies, Inc. (life science/biotechnology
                          products); Director (1994-present), The Connecticut
                          Surety Corporation (insurance); Director
                          (1995-present) CN Bioscience, Inc. (life
                          science/biotechnology products); Director
                          1995-present, Chemfab Corporation (specialty
                          materials manufacturer); Member, Board of Managers,
                          seven Variable Annuity Separate Accounts of The
                          Travelers Insurance Company+; Trustee, five mutual
                          Funds sponsored by The Travelers Insurance
                          Company++.
Lewis Mandell             Dean, College of Business Administration (1995-         None
Age 55                    present), Marquette University; Professor of Finance
Member Since 1990         (1980-1995) and Associate Dean (1993-1995), School
                          of Business Administration, and Director, Center for
                          Research and Development in Financial Services
                          (1980-1995), University of Connecticut;
                          Director(1992-present), GZA Geoenvironmental Tech,
                          Inc. (engineering services); Member, Board of
                          Managers, seven Variable Annuity Separate Accounts
                          of The Travelers Insurance Company+; (Trustee, five
                          Mutual Funds sponsored by The Travelers Insurance
                          Company++.)
Frances M. Hawk, CFA,CFP  Private Investor (1997-present); Portfolio Manager      None
Age 50                    (1992-1997), HLM Management Company, Inc.
Member Since 1991         (investment management); Assistant Treasurer,
                          Pensions and Benefits Management (1989-1992), United
                          Technologies Corporation (broad-based designer and
                          manufacturer of high technology products); Member,
                          Board of Managers, seven Variable Annuity Separate
                          Accounts of The Travelers Insurance Company+;
                          Trustee, five Mutual Funds sponsored by The
                          Travelers Insurance Company++.

+These seven Variable Annuity Separate Accounts are; The Travelers Growth and Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income

Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust; High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

* Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Director of TIMCO, the proposed sub-adviser to Account GIS. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account GIS's Nominating Committee consists of those members of the Board of Managers who are not "interested persons" as defined in the 1940 Act. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1997, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account GIS's Secretary prior to December 31, 1998.

MEETINGS

     There were four regular meetings and one special meeting of the Board of Managers of Account GIS during 1997. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group, Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account GIS.

     In addition, the Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by the Fund, must retire from the Board at age
80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                      AMOUNTS PAID DURING CALENDAR YEAR
                   ENDED DECEMBER 31, 1997 FOR FIVE MUTUAL
                      FUNDS AND SEVEN VARIABLE SEPARATE
  BOARD MEMBER            ACCOUNTS (AGGREGATE FEE)
-----------------  ---------------------------------------
Heath B. McLendon                       N/A
Knight Edwards                   $31,500.00
Robert E. McGill
  III                            $34,000.00
Lewis Mandell                    $34,000.00
Frances M. Hawk                  $34,000.00

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to elect the five (5) members of the Board.

4.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, including the Disinterested Managers, taken on January 30, 1998 by a unanimous vote, cast in person, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account GIS for the fiscal year ending December 31, 1998. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account GIS by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1997 and included primarily the examination of Account GIS's financial statements and the review of filings made with the Securities and Exchange Commission.

     The Board also has an Audit Committee consisting of those members who are not "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk and are not "interested persons" as defined in the 1940 Act. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account GIS recommends approval of the Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

5.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account GIS's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1998.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Travelers Insurance, One Tower Square, Hartford, Connecticut serves as the administrator of Account GIS. Tower Square Securities, Inc. ("Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account GIS.

OFFICERS OF ACCOUNT GIS

      NAME                    TITLE              POSITION HELD SINCE
      ----                    -----              -------------------
Ernest J. Wright   Secretary                     October 21, 1994
Kathleen A. McGah  Assistant Secretary           January 27, 1995
David A. Golino    Principal Accounting Officer  January 30, 1998

     The officers of Account GIS serve for one year or until their respective successors are chosen and qualified. Account GIS pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT made as of this 1st day of May, 1998, between Travelers Asset Management International Corporation, a New York general business corporation (hereinafter "TAMIC") and The Travelers Growth and Income Stock Account for Variable Annuities (hereinafter "Account GIS"), a separate account of The Travelers Insurance Company established by authority of a resolution of The Travelers Insurance Company's Board of Directors on September 22, 1967, pursuant to Public Act 529 of the 1967 Connecticut General Assembly.

                                  WITNESSETH:

     WHEREAS, Account GIS and TAMIC wish to enter into an agreement setting forth the terms upon which TAMIC will perform certain services for Account GIS.

     NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

     1. Account GIS hereby employs TAMIC to manage the investment and reinvestment of the assets of Account GIS and to perform the other services herein set forth, subject to the supervision of the Board of Managers of Account GIS (hereinafter the "Board") for the period and on the terms herein set forth. TAMIC hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation herein provided.

     2. In carrying out these obligations to manage the investment and reinvestment of the assets of Account GIS, TAMIC shall:

        a. obtain and evaluate pertinent economic, statistical and financial data and other information relevant to the investment policy of Account GIS, affecting the economy generally and individual companies or industries, the securities of which are included in Account GIS's portfolio or are under consideration for inclusion therein;

        b. be authorized to purchase supplemental research and other services from brokers at additional cost to Account GIS;

        c. regularly furnish to the Board recommendations with respect to any investment program for approval, modification or rejection by the Board;

        d. take such steps as are necessary to implement the investment program approved by the Board; and

        e. regularly report to the Board with respect to implementation of the approved investment program and any other activities in connection with the administration of the assets of Account GIS.

     3. TAMIC may engage a sub-adviser to furnish investment management information and advice to assist TAMIC in carrying out its responsibilities under this Agreement.

     4. Any investment program undertaken by TAMIC pursuant to this Agreement and any other activities undertaken by TAMIC on behalf of Account GIS shall at all times be subject to any directives of the Board or any duly constituted committee thereof acting pursuant to like authority.

     5. For the services rendered hereunder, TAMIC will receive an amount equivalent on an annual basis to the following:

                                      AGGREGATE
    ANNUAL                         NET ASSET VALUE
MANAGEMENT FEE                      OF THE ACCOUNT
--------------                   --------------------
    0.65%       of the first     $  500,000,000, plus
    0.55%       of the next      $  500,000,000, plus
    0.50%       of the next      $  500,000,000, plus
    0.45%       of the next      $  500,000,000, plus
    0.40%       of amounts over  $      2,000,000,000

     The advisory fees will be deducted on each valuation date.

     6. The services of TAMIC to Account GIS hereunder are not to be deemed exclusive and TAMIC shall be free to render similar services to others so long as its services hereunder are not impaired or interfered with thereby.

     7. If approved by a vote of a majority of the outstanding voting securities of Account GIS (as defined in the Investment Company Act of 1940), this Investment Advisory Agreement:

        a. may not be terminated by TAMIC, without the prior approval of a new Investment Advisory Agreement by a vote of a majority of the outstanding voting securities of Account GIS, and shall be subject to termination, without the payment of any penalty, upon sixty days' written notice to the investment adviser, by the Board of Managers or by a vote of a majority of the outstanding voting securities of Account GIS;

        b. shall not be amended without prior approval of a majority of the outstanding voting securities of Account GIS;

        c. shall automatically terminate upon assignment by either party; and

        d. shall continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved (i) at least annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, such agreement, cast in person at a meeting called for the purpose of voting on such approval and at which the Board has been furnished such information as may be reasonably necessary to evaluate the terms of said agreement, or (ii) by a vote of a majority of the outstanding voting securities of Account GIS.

     8. This Investment Advisory Agreement is subject to the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Advisory Agreement to be signed by their respective officials thereunto duly authorized and seals to be affixed, in the case of TAMIC, as of the day and year first above written.

                                          THE TRAVELERS GROWTH AND INCOME STOCK
                                          ACCOUNT FOR VARIABLE ANNUITIES

                                          By:
                                          --------------------------------------
                                             Chairman, Board of Managers

WITNESS:

--------------------------------------
Secretary, Board of Managers

                                          TRAVELERS ASSET MANAGEMENT
                                          INTERNATIONAL CORPORATION

                                          By:
                                          --------------------------------------
                                             President

ATTEST: (Seal)

--------------------------------------
Corporate Secretary

                                   EXHIBIT B

     The following table provides information on investment companies advised or sub-advised by TAMIC with an investment objective similar to Account GIS.

                                                   ADVISORY OR
         NAME OF           NET ASSETS ON           SUBADVISORY
   INVESTMENT COMPANY        12/31/97                FEE RATE
-------------------------  -------------   ----------------------------
Federated Stock Portfolio   $13,607,000    .625% (.375% to Sub-adviser)
Large Cap Portfolio         $14,100,000     .75%  (.45% to Sub-adviser)
Equity Income Portfolio     $26,600,000     .75%  (.45% to Sub-adviser)

                                   EXHIBIT C

     The following table provides information on investment companies advised or sub-advised by TIMCO with an investment objective similar to Account GIS.

                                            ADVISORY OR
         NAME OF            NET ASSETS ON   SUBADVISORY
    INVESTMENT COMPANY        12/31/97       FEE RATE
--------------------------  -------------   -----------
The Travelers Timed Growth
and Income Stock Account    $212,664,000       0.32%
Managed Assets Trust
(Stock only)                $142,209,000       0.50%

                                   EXHIBIT D

                       INVESTMENT SUB-ADVISORY AGREEMENT
                              ENTERED INTO BETWEEN
              TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION
                                      AND
                  THE TRAVELERS INVESTMENT MANAGEMENT COMPANY

     This Investment Sub-Advisory Agreement (the "Agreement") is entered into as of May 1, 1998, by and between Travelers Asset Management International Corporation, a corporation duly organized and existing under the laws of the state of New York ("TAMIC"), and The Travelers Investment Management Company, a corporation duly organized and existing under the laws of the state of Connecticut (the "Sub-Adviser").

     WHEREAS, TAMIC has entered into an Investment Advisory Agreement dated May 1, 1998, (the "Investment Advisory Agreement") with The Travelers Growth and Income Stock Account for Variable Annuities (hereinafter referred to as "Account GIS"). A copy of such agreement is attached as Exhibit A hereto, pursuant to which TAMIC provides investment management and advisory services to Account GIS; and

     WHEREAS, the Investment Advisory Agreement provides that TAMIC may engage a duly organized sub-adviser, to furnish investment information, services and advice to assist TAMIC in carrying out its responsibilities under the Investment Advisory Agreement; and

     WHEREAS, TAMIC desires to retain Sub-Adviser to render investment advisory services to TAMIC in the manner and on the terms set forth in this Agreement, and the Sub-Adviser desires to provide such investment advisory services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, TAMIC and Sub-Adviser agree as follows.

     1. REPRESENTATIONS AND WARRANTIES OF TAMIC

     TAMIC represents and warrants to the Sub-Adviser as follows:

        a. TAMIC is registered with the SEC as an investment adviser under the Advisers Act;

        b. TAMIC is registered and licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so licensed, except in such jurisdictions where the failure to be so licensed would not have a material effect on its business;

        c. TAMIC is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

        d. The execution, delivery and performance by TAMIC of this Agreement are within TAMIC's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of TAMIC for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) TAMIC's Articles of Incorporation or By-Laws, or
          (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon TAMIC;

        e. This Agreement is a valid and binding Agreement of TAMIC;

        f. TAMIC has provided the Sub-Adviser with a copy of its Form ADV as most recently filed with the SEC and will, within a reasonable time after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in TAMIC's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

        g. TAMIC acknowledges that it received a copy of the Sub-Adviser's Form ADV at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to Account GIS.

     2. REPRESENTATIONS AND WARRANTIES OF SUB-ADVISER

     The Sub-Adviser hereby represents and warrants to TAMIC that:

        a. The Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act;

        b. The Sub-Adviser is registered or licensed as an investment adviser under the laws of jurisdictions in which its activities require it to be so registered or licensed, except where the failure to be so licensed would not have a material adverse effect on its business;

        c. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of Connecticut with the power to own and possess its assets and carry on its business as it is now being conducted;

        d. The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's Articles of Incorporation or By-Laws, or (iii) any agreement, judgment, injunction, order, decree or other instruments binding upon the Sub-Adviser;

        e. This Agreement is a valid and binding Agreement of the Sub-Adviser;

        f. The Sub-Adviser has provided TAMIC with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Sub-Adviser. The information contained in the Sub-Adviser's form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

        g. The Sub-Adviser acknowledges that it received a copy of TAMIC's Form ADV at least 48 hours prior to the execution of this Agreement.

     3. INVESTMENT DESCRIPTION APPOINTMENT

     Account GIS desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment(s), policies and limitations specified in the prospectus (the "Prospectus") and the statement of additional information (the "SAI") filed with the Securities and Exchange Commission (the "SEC") as part of Account GIS's Registration Statement on Form N-3, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Managers of Account GIS (the "Board"). TAMIC will supply copies of the Prospectus and the SAI to the Sub-Adviser promptly after Account GIS's Registration Statement is declared effective. TAMIC agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the SAI, and copies of any procedures adopted by the Board applicable to the Sub-Adviser and any amendments thereto (the "Board Procedures"), to the Sub-Adviser on an on-going basis. Until TAMIC delivers any such amendment or supplement or Board Procedures, the Sub-Adviser shall be fully protected in relying on the Prospectus and SAI and any Board Procedures, if any, as previously furnished to the Sub-Adviser. In addition, TAMIC shall furnish the Sub-Adviser with a certified copy of any financial statement or report prepared for Account GIS by certified or independent public accountants, and with copies of any financial statements or reports made by Account GIS to contract owners or to any state or federal regulatory agency. TAMIC shall also inform the Sub-Adviser of the results of any audits or examinations by regulatory authorities pertaining to Account GIS. TAMIC further agrees to furnish the Sub-Adviser with any materials or information that the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

     TAMIC and Account GIS desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to Account GIS. Subject to the terms and conditions of this Agreement, Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation and for the term set forth below. Except as specified herein, the Sub-Adviser agrees that it shall not delegate any material obligation assumed pursuant to this Agreement to any third party without first obtaining the written consent of both Account GIS and TAMIC.

     4. SERVICES AS SUB-ADVISER

     Subject to the supervision, direction and approval of the Board and TAMIC, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in its view, the sale and reinvestment of Account GIS's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with TAMIC, to: (a) obtain and evaluate pertinent economic, financial, and other information affecting the economy generally and certain companies as such information relates to securities which are purchased for or considered for purchase in Account GIS; (b) manage Account GIS's assets in accordance with Account GIS's investment objective(s) and policies as stated in the Prospectus and the SAI; (c) make investment decisions for Account GIS; (d) place purchase and sale orders for portfolio transactions on behalf of Account GIS and manage otherwise uninvested cash assets of Account GIS; (e) price such Portfolio securities as TAMIC and Sub-Adviser shall mutually agree upon from time to time;
(f) execute account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of Account GIS (in such respect, and only for this limited purpose, the Sub-Adviser shall act as TAMIC's and Account GIS's agent and attorney-in-fact); (g) employ professional portfolio managers and securities analysts who provide research services to Account GIS; and (h) regularly report to TAMIC and to the Board with respect to its subadvisory activities. The Sub-Adviser shall execute trades, and in general take such action as is appropriate to effectively manage Account GIS's investment practices.

     In addition, (i) the Sub-Adviser shall furnish TAMIC daily information concerning portfolio transactions and quarterly and annual reports concerning transactions and performance of Account GIS in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review Account GIS and discuss the management of it with TAMIC and the Board as either or both shall from time to time reasonably request.

     (ii) Unless TAMIC gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of Account GIS's contract owners to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of Account GIS may be invested.

     (iii) The Sub-Adviser shall maintain and preserve such records related to Account GIS's transactions as are required under any applicable state or federal securities law or regulation including: the Investment Company Act of 1940, as amended (the "1940 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Advisers Act of 1940, as amended (the "Advisers Act"). TAMIC shall maintain and preserve all books and other records not related to Account GIS's transactions as required under such rules. The Sub-Adviser shall timely furnish to TAMIC all information relating to the Sub-Adviser's services hereunder reasonably requested by TAMIC to keep and preserve the books and records of Account GIS. The Sub-Adviser agrees that all records which it maintains for Account GIS are the property of Account GIS and the Sub-Adviser will surrender promptly to Account GIS copies of any of such records.

     (iv) The Sub-Adviser shall maintain compliance procedures for Account GIS that it reasonably believes are adequate to ensure Account GIS's compliance with: (i) the 1940 Act and the rules and regulations promulgated thereunder; and
(ii) Account GIS's investment objective(s) and policies as stated in the Prospectus and SAI. The Sub-Adviser shall notify TAMIC immediately upon detection of any material breach of such compliance procedures. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Investment Advisers Act of 1940.

     (v) The Sub-Adviser shall maintain a written code of ethics (the "Code of Ethics") that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, a copy of which it will provide to TAMIC or the Trust upon any reasonable request. The Sub-Adviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Sub-Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Sub-Adviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988.

     (vi) The Sub-Adviser shall manage the investment and reinvestment of the assets of Account GIS in a manner consistent with the diversification requirements of Section 817 and Section 851 of the Internal Revenue Code of 1986, as amended (the "IRC"). The Sub-Adviser will also manage the investments of Account GIS in a manner consistent with any and all investment restrictions (including diversification requirements) contained in the 1940 Act, any SEC No-Action Letter or order applicable to the Company, and any applicable state securities law or regulation.

     (viii) The Sub-Adviser shall submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment objectives, practices, policies or procedures, or from its Code of Ethics.

     5. BROKERAGE

     In selecting brokers or dealers (including, if permitted by applicable law and appropriate Board Procedures, any broker or dealer affiliated with either TAMIC or the Sub-Adviser) to execute transactions on behalf of Account GIS, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth and nature of the market in the security, the price of the security, the size of the order, the timing of the transaction, the difficulty of the transaction, the reputation, experience, financial condition and execution capability of the broker or dealer, the quality of the service and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) provided to Account GIS and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to Account GIS and/or other accounts over which the Sub-Adviser or its affiliate exercise investment discretion.

     To the extent consistent with the applicable law, Sub-Adviser may aggregate purchase or sell orders for Account GIS with contemporaneous purchase or sell orders of other clients of Sub-Adviser or its affiliated persons. In such event, allocation of Securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-Adviser in the manner Sub-

Adviser considers to be the most equitable and consistent with its and its affiliates' fiduciary obligations to Account GIS and to such other clients. TAMIC hereby acknowledges that such aggregations of orders may not result in a more favorable price or lower brokerage commissions in all instances.

     6. INFORMATION AND REPORTS

     (a) TAMIC will provide Sub-Adviser with a list, to the best of TAMIC's knowledge, of all affiliated persons of TAMIC (and any affiliated person of such an affiliated person) and will promptly update the list whenever TAMIC becomes aware of any additional affiliated persons.

     (b) The Sub-Adviser will maintain books and records relating to its management of Account GIS under its customary procedures and in compliance with applicable regulations under the 1940 Act and the Advisers Act. Sub-Adviser will permit TAMIC to inspect such books and records at all reasonable times during normal business hours, upon reasonable notice. Sub-Adviser agrees that all records which it maintains for Account GIS are the property of Account GIS and Sub-Adviser will surrender promptly to Account GIS copies of any such records upon request by Account GIS or TAMIC.

     (c) Prior to each Board meeting, Sub-Adviser will provide TAMIC and the Board with reports regarding its management of Account GIS during the interim period, in such form as may be mutually agreed upon by Sub-Adviser and TAMIC. Sub-Adviser will also provide TAMIC with any information regarding its management of Account GIS required for any Board Meeting, any contract owner report, amended registration statement or prospectus supplement filed by Account GIS with the SEC. Sub-Adviser will submit on a quarterly basis to the Board and TAMIC a written certification detailing any variation from applicable investment policies or procedure, or from its Code of Ethics.

     7. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, TAMIC will pay the Sub-Adviser an annual fee calculated an annual basis to the following:

                                         AGGREGATE
     ANNUAL                           NET ASSET VALUE
SUB ADVISORY FEE                       OF THE ACCOUNT
----------------                    --------------------
     0.45%         of the first     $  700,000,000, plus
     0.275%        of the next      $  300,000,000, plus
     0.25%         of the next      $  500,000,000, plus
     0.225%        of the next      $  500,000,000, plus
     0.20%         of amounts over  $      2,000,000,000

These fees are calculated daily and paid monthly. The Sub-Adviser shall have no right to obtain compensation directly from Account GIS for services provided hereunder and agrees to look solely to TAMIC for payment of fees due. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of Account GIS's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the SAI.

     8. EXPENSES

     The Sub-Adviser shall bear all expenses in connection with the performance of its services under this Agreement. In no event will the Sub-Adviser bear brokerage costs, custodian fees, auditors fees or other expenses to be borne by Account GIS. Account GIS will bear certain other expenses to be incurred in its operation, including, but not limited to, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of Account GIS's trustees other than those who are "interested persons" of Account GIS, TAMIC, or the Sub-Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of Account GIS's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to contract owners of Account GIS; (viii) all other expenses incidental to holding meetings of Account GIS's contract owners, including proxy solicitations therefor; (ix) insurance premiums for fidelity bond and other coverage; (x) investment management fees; (xi) expenses of typesetting for printing prospectuses and statements of additional information and supplements thereto; (xii) expense of printing and mailing prospectuses and statements of additional information and supplements thereto; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which Account GIS is a party and legal obligations that Account GIS may have to indemnify Account GIS's trustees, officers and/or employees or agents with respect thereto. Account GIS shall assume all other expenses not specifically assumed by the Sub-Adviser or by TAMIC under the Investment Advisory Agreement entered into between TAMIC and Account GIS.

     9. STANDARD OF CARE

     The Sub-Adviser shall exercise reasonable care and in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under this Agreement. Neither the Sub-Adviser nor its officers, directors, employees, agents, affiliated person, legal representatives or persons controlled by it (collectively, the "Related Persons") shall be liable for or subject to any damages, expenses, or losses in connection with any error of judgment or mistake of law or for any loss suffered by Account GIS or TAMIC or any contract owner, director, trustee or officer thereof, in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to TAMIC, Account GIS or to the contract owners of Account GIS to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's disregard of its obligations and duties under this Agreement.

     10. LIMITATION OF LIABILITY

     Except as may otherwise be provided by the 1940 Act or federal securities laws, neither TAMIC or Sub-Adviser, nor any of their officers, directors, employees or agent, shall be subject to any liability or subject to any damages, expenses, or losses in connection with any error of judgment, mistake of law, or any loss to each other or Account GIS arising out of any investment or other act or omission in the course of, connected with, or arising out of any services to be rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance if its duties or by reason of reckless disregard of its obligations and duties under this Agreement. TAMIC shall hold harmless and indemnify Sub-Adviser against any loss, liability, claim, cost, damage or expense (including reasonable investigation and defense costs and reasonable attorneys fees and costs)arising by reason of any matter to which this Agreement relates unless the Sub-Adviser is negligent in the performance of its duties or it has reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall hold harmless Account GIS and TAMIC for any loss, liability, cost, damage, or expenses arising from any claim resulting from the Sub-Adviser's negligence in connection with the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

     Promptly after receipt of notice of the commencement of any action, by a party seeking to be indemnified under this Section 10 (the "Indemnified Party") the Indemnified Party shall, if a claim in respect thereof is to be made against a party against whom indemnification is sought under this Section 10 (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof; but the omission to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to any Indemnified Party otherwise than under the provisions hereof, and shall relieve it from liability hereunder only to the extent that such omission results in the forfeiture by the Indemnifying Party of rights or defenses with respect to such action.

     In any action or proceeding, following provision of proper notice by the Indemnified Party of the existence of such action, the Indemnifying Party shall be entitled to participate in any such action and, to the extent that it shall wish, participate jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel of its choice (unless any conflict of interest requires the appointment of separate counsel), and after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense of the action, the Indemnifying Party shall not be liable to such Indemnified Party hereunder for any legal expense of the other counsel subsequently incurred without the Indemnifying Party's consent by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall cooperate in the defense or settlement of claims so assumed. The Indemnifying Party shall not be liable hereunder for the settlement by the Indemnified Party for any claim or demand unless it has previously approved the settlement or it has been notified of such claim or demand and has failed to provide a defense in accordance with the provisions hereof. In the event that any proceeding against the Indemnifying Party shall be commenced by the Indemnified Party in connection with this Agreement, or the transactions contemplated hereunder, and such proceeding shall be finally determined by a court of competent jurisdiction in favor of the Indemnifying Party, the Indemnified Party shall be liable to the Indemnifying Party for any reasonable attorney's fees and court costs relating to such proceedings.

     The indemnifications provided in this Section 10 shall survive the termination of this Agreement.

     11. TERM OF AGREEMENT

     This Agreement shall become effective May 1, 1998, (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the 1940 Act. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules thereunder) of the outstanding voting securities of Account GIS, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     If the Board of Managers fails to approve the Agreement or any continuance of the Agreement, Sub-Adviser will continue to act as investment sub-adviser with respect to Account GIS pending the required approval of the Agreement or its continuance or of any contract with Sub-Adviser or a different adviser or sub-adviser or other definitive action, provided that the compensation received by Sub-Adviser during such period is in compliance with Rule 15a-4 under the Investment Company Act.

     12. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     TAMIC understands that the Sub-Adviser and its affiliates act, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, as an investment manager or adviser to other investment companies, including any offshore entities, or accounts. TAMIC has no objection to the Sub-Adviser and its affiliates so acting, provided that whenever Account GIS and one or more other investment companies or accounts managed or advised by the Sub-Adviser and its affiliates have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. TAMIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for Account GIS. In addition, TAMIC understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. This Agreement shall not in any way limit or restrict Sub-Adviser or any of its directors, officers, employees, or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by Sub-Adviser of its duties and obligations under this Agreement.

     13. COOPERATION WITH REGULATORY AUTHORITIES OR OTHER ACTIONS

     The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

     14. COMPLIANCE WITH APPLICABLE LAW

     The Sub-Adviser agrees to conduct itself in a manner consistent with applicable laws and regulations, including but not limited to Sections 2a-7, 5(b), 12, 17, 18, and 36 of the 1940 Act. The Sub-Adviser shall ensure that its activities are conducted in a manner consistent with a Code of Ethics maintained pursuant to Section 17j-1 of the 1940 Act. The Sub-Adviser also agrees that it shall conduct its activities in a manner consistent with any No-Action Letter, order or rule promulgated by the SEC applicable to Account GIS.

     15. MISCELLANEOUS

     This Agreement may be signed in one or more counterpart.

     Each party to this Agreement represents and warrants that it is validly existing and has taken all necessary action to obtain the requisite authority to enter into this Agreement and to perform the duties contemplated herein.

     This Agreement shall be governed by the laws of the State of Connecticut.

     Each party agrees to comply with all applicable reporting requirements pursuant to state and federal laws and regulations.

     All representations and warranties made by the Sub-Adviser and TAMIC herein shall survive for the duration of this Agreement and the parties hereto shall immediately notify, but in no event later than five (5) days, each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

     IN WITNESS WHEREOF, the parties hereto have caused this Investment Sub-Advisory Agreement to be signed by their respective officials thereunto duly authorized as of the day and year first above written.
                                          Travelers Asset Management
                                          International Corporation

                                          By:
                                             -----------------------------------

                                          Its:
                                             -----------------------------------

                                          The Travelers Investment Management
                                          Company

                                          By:
                                             -----------------------------------

                                          Its:
                                             -----------------------------------

                                 THE TRAVELERS
                               GROWTH AND INCOME
                                 STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-82                                                               1998

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

Proxy for the Annual Meeting of Contract Owners to be held on April 27, 1998

The undersigned, revoking all proxies heretofore given, hereby appoints Heath B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Growth and Income Stock Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Monday, April 27, 1998 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.



Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil.  Do not use red ink.  [X]
                                                                                             FOR         AGAINST       ABSTAIN

1.   To approve an Investment Advisory Agreement between Account GIS and
     Travelers Asset Management International Corporation.                                   [ ]           [ ]           [ ]

2.   To approve an Investment Sub-Advisory Agreement between Travelers Asset
     Management International Corporation and The Travelers Investment
     Management Company.                                                                     [ ]           [ ]           [ ]

                                                                                             FOR        WITHHOLD     FOR, except
                                                                                             all       AUTHORITY    vote withheld
                                                                                           nominees     for all      for nominees
                                                                                                        nominees     listed below

3.   Election of the Board of Managers - Nominees:
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,                [ ]           [ ]           [ ]
     and Frances M. Hawk.

     ------------------------------------------------------------------------


4.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent                FOR          AGAINST      ABSTAIN
     accountants for the fiscal year ending December 31, 1998.
                                                                                             [ ]           [ ]           [ ]

In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, and 4. THE UNITS REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, AND 4.


                                      PLEASE MARK, SIGN, DATE AND RETURN THIS
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.


                                      DATE:_____________________, 1998


                                      If signing in a representative capacity
                                      (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.





                                      Signature(s) if held jointly (Title(s), if required)